UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2024

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

PotlatchDeltic Corporation (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment”) solely to correct an error in the Current Report on Form 8-K filed by the Company on May 8, 2024 (the “Original 8-K”). The Original 8-K inadvertently included an Exhibit 3.1, which is deleted in its entirety in this Amendment. Other than the removal of Exhibit 3.1, the Original 8-K is unchanged.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 6, 2024, PotlatchDeltic Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders.

(b) The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2024.

(c) The certified results of the stockholder vote are as follows:

Proposal 1 - Election of Directors
The following individuals were elected to serve as Directors to hold office until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker non-votes
William L. Driscoll	67,588,546	937,542	73,221	4,889,122
D. Mark Leland	66,390,515	2,131,363	77,431	4,889,122
Lenore M. Sullivan	64,037,453	4,485,814	76,042	4,889,122

Proposal 2 - Ratification of KPMG LLP as Independent Auditor for 2024
The stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for 2024.

For	Against	Abstain
70,409,343	3,016,242	62,846

Proposal 3 - Advisory vote to approve named executive officer compensation
The stockholders approved the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker non-votes
66,320,039	2,177,653	101,617	4,889,122

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit Number	Description
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date:	May 8, 2024	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary